MERRILL LYNCH
                                                              CAPITAL FUND, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Quarterly Report
                                                              June 30, 1999

MERRILL LYNCH CAPITAL FUND, INC.

PORTFOLIO SUMMARY

Security Diversification
As a Percentage of Net Assets
As of June 30, 1999

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

US Stocks                  58.5%
US Bonds                   29.6%
Non-US Bonds                3.0%
Non-US Stocks               5.7%
Cash & Cash
  Equivalents               3.2%

Sector Representation
As a Percentage of Equities
As of June 30, 1999

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

Financial Services                  19.4%
Consumer Services                    6.3%
Utilities                            3.0%
Transportation                       5.8%
Capital Goods--Technology           12.0%
Energy                              12.1%
Basic Industries                     2.3%
Diversified                          0.8%
Credit Cyclicals                     3.4%
Consumer Staples                    14.2%
Capital Goods                       11.2%
Consumer Cyclicals                   9.5%

================================================================================
Geographic Diversification                                            Percent of
As of June 30, 1999                                                   Net Assets
--------------------------------------------------------------------------------
United States                                                             89.1%*
--------------------------------------------------------------------------------
United Kingdom                                                             3.4
--------------------------------------------------------------------------------
Bermuda                                                                    1.2
--------------------------------------------------------------------------------
Argentina                                                                  1.1
--------------------------------------------------------------------------------
Switzerland                                                                1.1
--------------------------------------------------------------------------------
Bahamas                                                                    1.1
--------------------------------------------------------------------------------
Sweden                                                                     1.1
--------------------------------------------------------------------------------
India                                                                      0.4
--------------------------------------------------------------------------------
Mexico                                                                     0.3
--------------------------------------------------------------------------------
Chile                                                                      0.3
--------------------------------------------------------------------------------
Canada                                                                     0.3
--------------------------------------------------------------------------------
South Korea                                                                0.2
--------------------------------------------------------------------------------
Colombia                                                                   0.1
--------------------------------------------------------------------------------
Panama                                                                     0.1
--------------------------------------------------------------------------------
Turkey                                                                     0.1
--------------------------------------------------------------------------------
Guatemala                                                                  0.1
--------------------------------------------------------------------------------
*     Includes investments in short-term securities.

US Common Stock Investments                                                S&P
As of June 30, 1999                                       Fund             500*
--------------------------------------------------------------------------------
Average Capitalization (in billions)                      $33.8           $22.4
--------------------------------------------------------------------------------
Price/Book Value                                            5.6             7.2
--------------------------------------------------------------------------------
Price/Earnings Ratio**                                     24.3            32.0
--------------------------------------------------------------------------------
Yield Based on Current Dividend                             1.3%            1.2%
--------------------------------------------------------------------------------
*     An unmanaged broad-based index comprised of common stocks.
**    Based on 1999 earnings estimates.

Fixed-Income Investments                                           Merrill Lynch
As of June 30, 1999                                     Fund         DOAO Index*
--------------------------------------------------------------------------------
Duration                                              5.2 Years        5.4 Years
--------------------------------------------------------------------------------
Average Maturity                                      9.0 Years        9.0 Years
--------------------------------------------------------------------------------
Asset Breakdown:
--------------------------------------------------------------------------------
  Corporates                                              57.4%            22.1%
--------------------------------------------------------------------------------
  US Treasuries/Agencies                                  39.1%            47.4%
--------------------------------------------------------------------------------
  Mortgage-Backed                                          0.6%            30.5%
--------------------------------------------------------------------------------
  International Governments                                2.9%              --
--------------------------------------------------------------------------------
* An unmanaged market-weighted corporate, Government and mortgage master bond index reflecting approximately 97% of total outstanding US bonds.

Merrill Lynch Capital Fund, Inc.                                   June 30, 1999

DEAR SHAREHOLDER

The US stock market continued its powerful advance during the quarter ended June 30, 1999 with the broad market averages reaching new highs at the end of June and trending toward an unprecedented fifth consecutive year of greater than 20% returns. In April, there was evidence suggesting that the global economy was on sounder footing, precipitating a pronounced shift in market leadership away from the large-capitalization growth sector toward the more economically sensitive value sector.

Continued strength in the US economy, as evidenced by the +4.3% rate of first quarter gross domestic product growth, falling European interest rates, incipient recoveries in Asia and some early signs of stabilization in Brazil, suggested a more hospitable global economic environment. Investors perceived that such a coordinated global recovery would make corporate earnings growth more widely available and at significantly lower stock market valuations than was the case last year. Thus, investors began to move away from consumer and technology stocks, which had long been at the forefront of the market's advance, toward industrial, cyclical and commodity stocks, which would be the primary beneficiaries of a revitalized global economy.

In May, concerns over the sustained rapid pace of economic growth and its implications for higher inflation produced rising interest rates and falling stock prices. The continued strength in the consumer sector of the US economy was augmented by improved conditions in the industrial sector, led by renewed export market opportunities. This broader growth platform, combined with the rapid increase in energy prices during 1999, engendered fears of accelerating inflation and encouraged the Federal Reserve Board to adopt a tightening monetary policy bias at its Federal Open Market Committee meeting, driving long-term interest rates to their highest levels in over a year.

Since rising interest rates typically compress equity valuations, stock prices declined accordingly, particularly in those market sectors most sensitive to interest rate movements such as financials, technology and growth. In June, positive Federal Reserve Board actions, further evidence of resurgent global growth and rising expectations for second-quarter profits renewed the market's advance and propelled the broad market averages to record high levels. The Federal Reserve Board's decision to increase the Federal Funds rate by a mere 25 basis points (0.25%) and to change its bias regarding its future course of action from tightening to neutral suggested that there would not be further short-term interest rate hikes for the balance of 1999. In addition, positive economic news from Japan and other Asian nations suggested a favorable global economic outlook with positive implications for corporate earnings. Furthermore, the relative scarcity of second quarter earnings warnings suggested that there could be more positive surprises for equities. This favorable confluence of events drove the unmanaged Standard & Poor's 500 (S&P 500) Index to a +7.05% total return for the three-month period ended June 30, 1999. In contrast, fixed-income investors, fearing the inflationary implications of strong economic growth, drove long-term interest rates above the 6% level, resulting in a - 0.92% total return for the unmanaged Merrill Lynch Domestic Bond Master Index for the June quarter. Cash equivalents provided a +1.17% total return for the same period as measured by the Merrill Lynch 91-day Treasury Bill Index. Merrill Lynch Capital Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +6.48%, +6.19%, +6.21% and +6.41%, respectively, for the June quarter. (Fund results shown do not reflect sales charges; results would be lower if sales charges were included. Complete performance information can be found on pages 5 and 6 of this report to shareholders.)

Portfolio Matters

While these favorable developments suggest a positive near-term outlook for equities, we remain concerned about the market's ability to provide significant appreciation from current levels. Robust fundamental conditions have driven overall stock market valuations to record high levels, which we believe will constrain the market's further advance. In our view, these lofty valuations suggest limited upside potential and offer little room for disappointment. Expectations for significant stock market appreciation from current levels are predicated on two possible scenarios, neither of which we support. These scenarios include a strong acceleration in US corporate profits growth and/or a continued expansion in valuations from the already record high levels. While S&P 500 corporate profits are expected to grow at a low double-digit rate in 1999, we believe that intense global competition and limited pricing power will likely restrain opportunities for growth above

Merrill Lynch Capital Fund, Inc.                                   June 30, 1999

this level. While market valuations could certainly expand further, we believe it is not appropriate to base investment decisions on such a view.

On the other hand, bonds appear to offer good value with inflation-adjusted interest rates at historically high levels and inflationary pressures expected to moderate. We believe the Federal Reserve Board's proactive posture will slow economic growth and keep inflation in check, offering attractive total return opportunities in the fixed-income market. As a result, we maintained a significant weighting in fixed-income securities, with 64.2% of net assets invested in equities, 32.6% in fixed-income securities and 3.2% in cash equivalents at June 30, 1999. This compares to 64.1% of net assets in equities, 33.5% in fixed-income securities and 2.4% in cash equivalents as of March 31, 1999.

Within the equity component of the Fund, we continued to adjust our holdings to seek to enhance quality and better control risk during the quarter. We added three new investments, increased positions in 12 holdings, reduced positions in 21 holdings, and eliminated eight stocks from the portfolio. Notable among the new positions was Mellon Bank Corporation, the Pittsburgh-based regional banking concern, which has dramatically restructured over the last several years and now generates over 50% of its income from high value, fiduciary businesses such as asset management, custody and benefits consulting. This enhanced business mix is expected to drive above-average earnings growth and improved valuation parameters. The company has moved into an excess capital position and is generating approximately $600 million per year in free capital. The company enjoys industry-leading cash returns of 23% - 25% on equity with opportunities for further improvement driven by changes in its business mix and capital structure. Selling at 18 times estimated 1999 cash earnings per share of $4.05 and 16 times estimated 2000 cash earnings of $4.50 per share, we believe this represents an attractive entry price for the shares of this high-quality company. Continued low double-digit earnings growth and rising returns are likely to drive valuations higher and generate significant shareholder value. In contrast, any shortfall in performance would likely drive Mellon into the ongoing banking industry consolidation. Therefore, we believe the stock represents a very attractive addition to the Fund.

We also established a position in Xerox Corporation, the document/copier company, which is committed to transforming itself from a traditional, stand-alone black and white copier company to a digital, network, color, services and solutions company for corporate printing and copying needs. Xerox's management has targeted double-digit top-line growth and mid-to-high teens earnings per share growth over the next few years driven by new products, increased equipment and services prices, continued customer outsourcing and a recovery in emerging markets. Significant cost declines will drive improved operating margins and enhanced earnings per share growth. Xerox enjoys a solid financial position with a 36.5% return on equity, an improving trend in return on capital and interest coverage in excess of seven times. Free cash flow generation is expected to improve with a renewed emphasis on working capital management, adding another component to earnings growth. Selling at 19 times estimated year 2000 earnings per share of $3.20, we believe Xerox offers an attractive risk/reward profile and represents an attractive addition to the Fund.

Despite the stock market's record high levels, we continue to identify and invest in what we perceive as above-average companies whose stocks sell at below-average valuation levels. We define an above-average company as one that maintains a strong competitive position, earns consistently high returns on capital, is financially sound, generates cash in excess of its internal reinvestment requirements and is managed by individuals motivated to create value for shareholders. We define a below-average valuation as one that does not adequately or accurately reflect what we believe to be the company's underlying intrinsic value. On average, the stocks held in Merrill Lynch Capital Fund, Inc. have generated comparable returns on shareholders' equity and have stronger balance sheets while offering faster earnings growth than the average company, as measured by the S&P 500. However, these same stocks sell at an average price to earnings ratio of 24.3 times estimated 1999 earnings per share versus to 32.1 times for the S&P 500, at 5.6 times current book value per share versus 7.2 times for the S&P 500, and provide an above-average dividend yield. We believe this formula will provide superior risk-adjusted equity returns over time.

We eliminated our position in Sears, Roebuck & Co., the department store retailer, which, despite

Merrill Lynch Capital Fund, Inc.                                   June 30, 1999

repeated restructuring and merchandise repositioning strategies, has been unable to generate consistent sales growth. Poor customer perception, competitive market share gains and tighter credit policies have contributed to these disappointing results. While the shares remain statistically inexpensive, we believe the company's ability to create shareholder value is severely constrained. We consequently decided to eliminate our position and redeploy proceeds into what we view as more attractive investment opportunities.

We also sold our position in Novartis SA, the Swiss pharmaceutical company. Despite the stock's attractive valuation parameters, the lack of any near-term momentum in the company's core drug business, ongoing problems in the agricultural sector and the company's unwillingness or inability to redeploy its enormous cash position encouraged us to sell the stock and to use the proceeds for what we view as more attractive investment opportunities.

Within the fixed-income portion of the portfolio, our decision to maintain an average duration of 5.2 years proved beneficial as domestic interest rates rose sharply for the second consecutive quarter. We further enhanced the liquidity of our holdings by reducing our position in foreign government securities and high-yield current bonds from 4.5% and 8.1% of fixed-income assets, respectively, at March 31, 1999 to 2.9% and 7.0%, respectively, at June 30, 1999. We increased our position in investment-grade corporate bonds from 49.4% to 50.4% and our position in US Government securities from 37.4% of fixed-income assets to 39.1%. Our position in mortgage-backed securities remained unchanged at 0.6% of fixed-income assets. As a result of these transactions, the average quality of our bonds rose slightly from A2/A+ to A1/A+, while the average yield to maturity increased by 34 basis points to 7.20%.

In Conclusion

We appreciate your investment in Merrill Lynch Capital Fund, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kurt Schansinger

Kurt Schansinger
Senior Vice President and Senior Portfolio Manager

August 3, 1999

Merrill Lynch Capital Fund, Inc.                                   June 30, 1999

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                               Ten Years/
                                           12 Month          3 Month         Since Inception
                                         Total Return      Total Return       Total Return
============================================================================================
ML Capital Fund, Inc. Class A Shares*       + 6.66%           + 6.48%            +248.00%
--------------------------------------------------------------------------------------------
ML Capital Fund, Inc. Class B Shares*       + 5.59            + 6.19             +214.28
--------------------------------------------------------------------------------------------
ML Capital Fund, Inc. Class C Shares*       + 5.57            + 6.21             + 96.84
--------------------------------------------------------------------------------------------
ML Capital Fund, Inc. Class D Shares*       + 6.42            + 6.41             +104.14
--------------------------------------------------------------------------------------------
Dow Jones Industrial Average**              +24.64            +12.52         +472.35/+203.27
--------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**               +22.76            + 7.05         +458.93/+224.09
============================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are for ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
** An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.

Merrill Lynch Capital Fund, Inc.                                   June 30, 1999

PERFORMANCE DATA (concluded)

Results of a $1,000 Investment Since Inception -- Class A Shares

(5.25% sales charge -- $947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

                               [GRAPHIC OMITTED]

 [The following table was depicted as a mountain chart in the printed material.]

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on November 8, 1973 to $23,021.31 on June 30, 1999.

Average Annual Total Return

                                           % Return Without       % Return With
                                             Sales Charge         Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/99                              + 6.66%               + 1.06%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                        +16.24                +15.00
--------------------------------------------------------------------------------
Ten Years Ended 6/30/99                         +13.28                +12.67
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                              % Return                % Return
                                             Without CDSC            With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/99                              + 5.59%                + 1.59%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                        +15.06                 +15.06
--------------------------------------------------------------------------------
Ten Years Ended 6/30/99                         +12.13                 +12.13
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return                % Return
                                             Without CDSC            With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/99                              + 5.57%                + 4.57%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/99                                 +15.53                 +15.53
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                           % Return Without       % Return With
                                             Sales Charge         Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 6/30/99                              + 6.42%                + 0.83%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/99                                 +16.43                 +15.10
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Merrill Lynch Capital Fund, Inc.                                   June 30, 1999

SCHEDULE OF INVESTMENTS

                         Shares                                                                                           Percent of
Industries                Held                Common Stocks                                 Cost             Value        Net Assets
====================================================================================================================================
Aerospace               2,500,000   Lockheed Martin Corporation                        $  117,416,283    $   93,125,000       0.9%
====================================================================================================================================
Automobile Parts        2,900,000   Federal-Mogul Corporation                             132,309,674       150,800,000       1.4
====================================================================================================================================
Banking                 1,800,000   The Chase Manhattan Corporation                        82,772,176       155,925,000       1.5
====================================================================================================================================
Banking & Financial     3,000,000   Mellon Bank Corporation                               109,930,249       109,125,000       1.0
====================================================================================================================================
Building Materials      5,000,000   Masco Corporation                                      82,696,370       144,375,000       1.4
                        3,000,000   The Sherwin-Williams Company                           83,094,100        83,250,000       0.8
                                                                                       --------------    --------------      ----
                                                                                          165,790,470       227,625,000       2.2
====================================================================================================================================
Chemicals               2,250,000   E.I. du Pont de Nemours and Company                   120,883,421       153,703,125       1.5
                        2,500,000   Monsanto Company                                      105,763,188        98,593,750       0.9
                                                                                       --------------    --------------      ----
                                                                                          226,646,609       252,296,875       2.4
====================================================================================================================================
Computer Software       1,000,000   Computer Associates International, Inc.                31,917,365        55,000,000       0.5
====================================================================================================================================
Consumer Products       3,000,000   Kimberly-Clark Corporation                            148,809,666       171,000,000       1.6
====================================================================================================================================
Diversified             2,000,000   Corning Incorporated                                   74,024,064       140,250,000       1.3
Companies               2,000,000   GenCorp Inc.                                           58,220,920        50,500,000       0.5
                        3,000,000   United Technologies Corporation                        50,687,815       215,062,500       2.0
                        1,750,000   Varian Medical Systems, Inc.                           42,527,430        44,187,500       0.4
                        2,000,000   Varian Semiconductor Equipment Associates, Inc.        31,185,914        34,250,000       0.3
                                                                                       --------------    --------------      ----
                                                                                          256,646,143       484,250,000       4.5
====================================================================================================================================
Electrical Equipment    1,100,000   General Electric Company                               28,396,494       124,300,000       1.2
                        2,650,000   Rockwell International Corporation                    117,207,271       160,987,500       1.5
                                                                                       --------------    --------------      ----
                                                                                          145,603,765       285,287,500       2.7
====================================================================================================================================
Financial Services      1,500,000   Federal National Mortgage Association                  40,716,335       102,562,500       1.0
====================================================================================================================================
Food & Beverage         3,500,000   Diageo PLC (ADR)*                                     156,391,175       150,500,000       1.4
                        2,300,000   McCormick & Company Incorporated                       74,718,410        72,593,750       0.7
                           65,000   Nestle SA (Registered Shares)                          68,163,280       117,257,036       1.1
                                                                                       --------------    --------------      ----
                                                                                          299,272,865       340,350,786       3.2
====================================================================================================================================
Foods                   1,800,000   H.J. Heinz Company                                     91,252,913        90,225,000       0.9
====================================================================================================================================
Footwear                1,500,000   Nike, Inc. (Class B)                                   65,618,533        94,968,750       0.9
====================================================================================================================================
Information             1,900,000   Xerox Corporation                                     113,228,508       112,218,750       1.1
Processing
====================================================================================================================================
Information Systems     3,000,000   Reynolds & Reynolds Company (Class A)                  60,661,921        69,937,500       0.7
====================================================================================================================================
Insurance               3,000,000   The Allstate Corporation                               53,093,756       107,625,000       1.0
                        1,150,000   American International Group, Inc.                     37,190,221       134,621,875       1.3
                        5,250,000   Citigroup Inc.                                         42,764,113       249,375,000       2.4
                        4,400,000   Fremont General Corporation                            42,145,143        83,050,000       0.8
                        2,500,000   Horace Mann Educators Corporation                      43,202,941        67,968,750       0.6
                        3,000,000   ITT Industries, Inc.                                  104,812,452       114,375,000       1.1
                        4,300,000   Provident Companies, Inc.                              95,751,056       172,000,000       1.6
                        2,200,000   XL Capital Ltd. (Class A)                              60,594,939       124,300,000       1.2
                                                                                       --------------    --------------      ----
                                                                                          479,554,621     1,053,315,625      10.0
====================================================================================================================================

Merrill Lynch Capital Fund, Inc.                                   June 30, 1999

SCHEDULE OF INVESTMENTS (continued)

                         Shares                                                                                           Percent of
Industries                Held                Common Stocks                                 Cost             Value        Net Assets
====================================================================================================================================
Leisure/Hotels          3,250,000   Carnival Corporation                               $   47,123,859    $  157,625,000      1.5%
                        3,700,000   Harrah's Entertainment, Inc.                           67,109,660        81,400,000       0.8
                        2,500,000   Sun International Hotels Ltd.                          99,267,368       111,875,000       1.1
                                                                                       --------------    --------------      ----
                                                                                          213,500,887       350,900,000       3.4
====================================================================================================================================
Machinery &             1,000,000   SPX Corporation                                        58,441,924        83,500,000       0.8
Machine Tools
====================================================================================================================================
Multimedia              1,500,000   Reuters Group PLC (ADR)*                              118,522,153       121,500,000       1.2
====================================================================================================================================
Natural Gas             4,200,000   The Coastal Corporation                                96,041,889       168,000,000       1.6
                        3,400,000   El Paso Energy Corporation                             83,910,541       119,637,500       1.1
                        6,000,000   The Williams Companies, Inc.                           54,549,827       255,375,000       2.4
                                                                                       --------------    --------------      ----
                                                                                          234,502,257       543,012,500       5.1
====================================================================================================================================
Oil -- Integrated       3,500,000   Unocal Corporation                                    128,846,079       138,687,500       1.3
====================================================================================================================================
Oil -- Service          3,000,000   Halliburton Company                                    85,879,664       135,750,000       1.3
====================================================================================================================================
Pharmaceuticals         1,400,000   American Home Products Corporation                     81,935,905        80,500,000       0.8
                        1,500,000   Glaxo Wellcome PLC (ADR)*                              40,376,196        84,937,500       0.8
                                                                                       --------------    --------------      ----
                                                                                          122,312,101       165,437,500       1.6
====================================================================================================================================
Railroads               4,000,000   Kansas City Southern Industries, Inc.                  70,081,981       255,250,000       2.4
                        2,300,000   Union Pacific Corporation                             135,110,114       134,118,750       1.3
                                                                                       --------------    --------------      ----
                                                                                          205,192,095       389,368,750       3.7
====================================================================================================================================
Restaurants             3,750,000   McDonald's Corporation                                 92,169,597       154,921,875       1.5
====================================================================================================================================
Telecommunications        484,200   Frontier Corporation                                   16,885,022        28,567,800       0.3
                        3,750,000   Telefonaktiebolaget LM Ericsson (ADR)*                 94,311,376       123,281,250       1.2
                                                                                       --------------    --------------      ----
                                                                                          111,196,398       151,849,050       1.5
====================================================================================================================================
Tires & Rubber            723,000   The Goodyear Tire & Rubber Company                     31,512,771        42,521,437       0.4
====================================================================================================================================
Tobacco                 2,250,000   Fortune Brands, Inc.                                   87,015,000        93,093,750       0.9
====================================================================================================================================
Waste Management        3,000,000   Waste Management, Inc.                                150,984,576       161,250,000       1.5
====================================================================================================================================
Wireless                2,000,000   Motorola, Inc.                                        104,696,553       189,500,000       1.8
Communication --        3,500,000   Nextel Communications, Inc. (Class A)                  76,691,509       175,656,250       1.7
Domestic Paging &                                                                      --------------    --------------      ----
Cellular                                                                                  181,388,062       365,156,250       3.5
====================================================================================================================================
                                    Total Common Stocks                                 4,389,611,660     6,744,961,898      64.2
====================================================================================================================================

Merrill Lynch Capital Fund, Inc.    June 30, 1999

                          Face                                                                                            Percent of
Industries               Amount               Corporate Bonds                               Cost             Value        Net Assets
====================================================================================================================================
Aerospace                           Boeing Capital Corporation:
                     $ 12,500,000     6.44% due 12/20/2004                             $ 12,560,000      $ 12,340,250         0.1%
                       10,000,000     6.18% due 3/15/2005                                10,000,000         9,344,290         0.1
                                                                                       ------------      ------------        ----
                                                                                         22,560,000        21,684,540         0.2
====================================================================================================================================
Auto & Truck           14,000,000   Cummins Engine, 6.75% due 2/15/2007                  14,016,000        13,134,940         0.1
====================================================================================================================================
Automotive                          Hertz Corp.:
                       25,000,000     6.70% due 6/15/2002                                24,815,300        25,056,000         0.2
                       13,000,000     6% due 1/15/2003                                   12,891,670        12,725,570         0.1
                       15,000,000     6.25% due 3/15/2009                                14,857,500        13,976,550         0.1
                       20,000,000   Hyundai Motor Co., Ltd., 7.60% due 7/15/2007         19,916,100        17,600,000         0.2
                                                                                       ------------      ------------        ----
                                                                                         72,480,570        69,358,120         0.6
====================================================================================================================================
Banking                25,000,000   Banco Nacional de Commercio Exterior SNC,
                                      7.25% due 2/02/2004                                23,502,700        22,562,500         0.2
                       12,000,000   Banco Rio de la Plata, 8.75% due 12/15/2003          12,144,388        11,160,000         0.1
                       29,000,000   Bank of Boston Corporation, 6.625% due 12/01/2005    27,575,520        28,357,650         0.3
                                    BankAmerica Corporation:
                       15,000,000     6.875% due 6/01/2003                               14,149,050        15,275,100         0.1
                       30,000,000     6.75% due 9/15/2005                                29,591,750        29,788,500         0.3
                                    The Chase Manhattan Corporation:
                       14,000,000     6.50% due 8/01/2005                                13,582,660        13,850,200         0.1
                       15,000,000     6.25% due 1/15/2006                                13,892,250        14,595,300         0.1
                       20,000,000   First Security Corp., 7% due 7/15/2005               19,803,850        19,775,500         0.2
                       30,000,000   First Union Corp., 6.55% due 10/15/2035              29,953,350        29,712,300         0.3
                       22,500,000   Firstbank Puerto Rico, 7.625% due 12/20/2005         21,896,655        21,303,968         0.2
                                    Household Bank:
                       20,000,000     6.875% due 3/17/2003                               19,886,200        20,049,120         0.2
                       13,300,000     6.50% due 7/15/2003                                13,259,673        13,124,307         0.1
                       25,500,000   PNC Funding Corp., 6.125% due 9/01/2003              24,922,025        24,859,950         0.2
                       20,000,000   People's Bank-- Bridgeport, 7.20% due 12/01/2006     19,956,700        18,700,000         0.2
                       26,000,000   Provident Bank, 6.375% due 1/15/2004                 25,287,430        25,405,900         0.2
                                    Union Planters Corp.:
                       20,000,000     6.25% due 11/01/2003                               18,756,100        19,539,400         0.2
                       12,500,000     6.75% due 11/01/2005                               12,001,875        12,192,750         0.1
                                                                                       ------------      ------------        ----
                                                                                        340,162,176       340,252,445         3.1
====================================================================================================================================
Beverages              10,000,000   Panamerican Beverages Inc., 7.25% due 7/01/2009      10,037,500         8,362,500         0.1
====================================================================================================================================
Building Materials     10,000,000   Armstrong World, 6.50% due 8/15/2005                  9,980,400         9,581,000         0.1
====================================================================================================================================
Chemicals                           Airgas Inc.:
                        8,000,000     7.15% due 9/17/2001                                 7,917,840         8,070,240         0.1
                       13,000,000     7.14% due 3/08/2004                                12,952,100        11,927,799         0.1
                       38,000,000   Equistar Chemicals LP, 6.50% due 2/15/2006           36,366,455        34,222,952         0.3
                       10,000,000   Monsanto Company, 5.75% due 12/01/2005                9,973,500         9,426,720         0.1
                       40,000,000   Union Carbide Corp., 6.79% due 6/01/2025             40,292,500        39,816,400         0.4
                                                                                       ------------      ------------        ----
                                                                                        107,502,395       103,464,111         1.0
====================================================================================================================================

Merrill Lynch Capital Fund, Inc.                                   June 30, 1999

                          Face                                                                                            Percent of
Industries               Amount               Corporate Bonds                               Cost             Value        Net Assets
====================================================================================================================================
Electronics                         Tandy Corporation:
                     $ 20,000,000     6.125% due 1/15/2003                             $ 19,971,600      $ 19,756,400         0.2%
                       15,000,000     6.95% due 9/01/2007                                14,944,120        14,455,950         0.1
                                                                                       ------------      ------------        ----
                                                                                         34,915,720        34,212,350         0.3
====================================================================================================================================
Energy                 10,000,000   Occidental Petroleum Corp. (MOPPRS),
                                      6.40% due 4/01/2013                                 9,815,800         9,746,420         0.1
====================================================================================================================================
Finance                             General Motors Acceptance Corp.:
                       40,000,000     5.625% due 2/15/2001                               39,453,450        39,612,000         0.4
                       30,000,000     5.35% due 12/07/2001                               30,000,000        29,302,830         0.3
                       30,000,000     5.48% due 12/16/2002                               30,000,000        29,068,800         0.3
                       10,000,000     6.85% due 6/17/2004                                 9,997,100        10,073,300         0.1
                       15,000,000   Household Finance Corp., 6% due 5/01/2004            14,983,450        14,533,545         0.1
                                                                                       ------------      ------------        ----
                                                                                        124,434,000       122,590,475         1.2
====================================================================================================================================
Financial Leasing                   GATX Capital Corporation:
                       25,000,000     6.875% due 11/01/2004                              24,938,000        23,982,000         0.2
                       25,000,000     6.69% due 11/30/2005                               24,984,750        23,903,750         0.2
                                    XTRA Inc.:
                       20,000,000     6.68% due 11/30/2001                               20,000,000        19,904,520         0.2
                        3,000,000     6.50% due 1/15/2004                                 2,988,330         2,933,250         0.0
                                                                                       ------------      ------------        ----
                                                                                         72,911,080        70,723,520         0.6
====================================================================================================================================
Financial -- Other     14,000,000   Case Credit Corporation, 5.95% due 8/01/2000         13,988,380        13,923,210         0.1
                       35,000,000   Ford Motor Credit Company, 5.75% due 2/23/2004       34,918,790        33,719,665         0.3
                       40,000,000   International Lease Finance Corp.,
                                      5.64% due 4/01/2002                                39,838,800        39,048,000         0.4
                                                                                       ------------      ------------        ----
                                                                                         88,745,970        86,690,875         0.8
====================================================================================================================================
Financial                           Finova Capital Corp.:
Services               15,000,000     5.99% due 1/10/2003                                14,976,450        14,624,400         0.1
                       25,000,000     5.98% due 1/15/2003                                24,960,500        24,350,575         0.2
                       10,000,000     6.42% due 11/19/2003                               10,094,400         9,769,900         0.1
                       20,000,000   McDonnell Douglas Finance Corp.,
                                      6.965% due 9/12/2005                               20,049,200        19,901,780         0.2
                       15,000,000   Morgan Stanley Group, Inc., 5.75% due 2/15/2001      14,986,350        14,865,345         0.1
                       13,000,000   Norwest Financial, Inc., 6.625% due 7/15/2004        13,000,000        12,971,660         0.1
                       10,000,000   Salomon, Inc., 6.75% due 2/15/2003                    9,804,000        10,023,100         0.1
                                    Salomon Smith Barney Holdings, Inc.:
                       25,000,000     6.625% due 7/01/2002                               24,994,000        25,194,000         0.2
                       20,000,000     7% due 3/15/2004                                   19,951,800        20,146,280         0.2
                        5,000,000     6.375% due 10/01/2004                               5,104,400         4,934,650         0.0
                                                                                       ------------      ------------        ----
                                                                                        157,921,100       156,781,690         1.3
====================================================================================================================================
Food & Tobacco                      Nabisco, Inc.:
                       21,500,000     6.125% due 2/01/2033                               21,405,450        20,896,280         0.2
                       20,000,000     6.375% due 2/01/2035                               19,939,200        19,151,400         0.2
                                                                                       ------------      ------------        ----
                                                                                         41,344,650        40,047,680         0.4
====================================================================================================================================

Merrill Lynch Capital Fund, Inc.                                   June 30, 1999

                          Face                                                                                            Percent of
Industries               Amount               Corporate Bonds                               Cost             Value        Net Assets
====================================================================================================================================
Hospital                            Medpartners, Inc.:
Management           $ 29,125,000     6.875% due 9/01/2000                             $ 28,915,910      $ 27,231,875         0.3%
                        5,500,000     7.375% due 10/01/2006                               4,886,570         4,798,750         0.0
                                                                                       ------------      ------------        ----
                                                                                         33,802,480        32,030,625         0.3
====================================================================================================================================
Industrial             20,000,000   Browning-Ferris Industries, Inc., 6.375%
                                      due 1/15/2008                                      19,627,200        16,599,000         0.2
                                    Interface, Inc.:
                        4,000,000     9.50% due 11/15/2005                                3,885,000         4,140,000         0.0
                       10,000,000     7.30% due 4/01/2008                                 9,934,520         9,131,760         0.1
                       20,000,000   Reliance Industries Ltd., 8.25% due 1/15/2027        19,526,999        17,750,000         0.2
                       20,000,000   Tosco Corporation, 7.625% due 5/15/2006              21,264,300        20,368,000         0.2
                                    Triton Energy Ltd./Corp.:
                       28,500,000     8.75% due 4/15/2002                                28,460,180        27,787,500         0.3
                        1,500,000     9.25% due 4/15/2005                                 1,473,750         1,464,570         0.0
                       15,000,000   United Refining Co., 10.75% due 6/15/2007            15,000,000        10,987,500         0.1
                       20,000,000   Williams Companies Inc., 6.625% due 11/15/2004       19,908,000        19,746,800         0.2
                       40,000,000   Williams Holdings of Delaware, Inc.,
                                      6.25% due 2/01/2006                                39,791,600        38,064,000         0.4
                                                                                       ------------      ------------        ----
                                                                                        178,871,549       166,039,130         1.7
====================================================================================================================================
Information            37,500,000   Reynolds & Reynolds Company, 6.12% due
Systems                               3/02/2001                                          37,500,000        36,750,000         0.4
====================================================================================================================================
Machinery                           FMC Corp.:
                       10,000,000     7.125% due 11/25/2002                              10,000,000         9,829,950         0.1
                       20,000,000     6.75% due 5/05/2005                                19,890,200        18,603,980         0.2
                       22,500,000   Harris Corporation, 6.375% due 8/15/2002             22,461,850        22,172,400         0.2
                                                                                       ------------      ------------        ----
                                                                                         52,352,050        50,606,330         0.5
====================================================================================================================================
Media/                 15,000,000   News America Inc., 6.75% due 1/09/2038               15,000,000        13,981,950         0.1
Publishing
====================================================================================================================================
Miscellaneous          20,000,000   Morgan Stanley, Dean Witter, Discover & Co.,
Materials &                           5.625% due 1/20/2004                               19,061,600        19,276,800         0.2
Commodities
====================================================================================================================================
Natural Gas --                       Enron Corp.:
Pipelines              30,000,000     6.75% due 7/01/2005                                29,387,285        29,443,500         0.3
                       20,000,000     6.40% due 7/15/2006                                20,036,050        19,255,200         0.2
                                                                                       ------------      ------------        ----
                                                                                         49,423,335        48,698,700         0.5
====================================================================================================================================
Natural Gas            27,500,000   The Coastal Corporation, 6.70% due 2/15/2027         27,225,400        26,621,100         0.3
Suppliers
====================================================================================================================================

Merrill Lynch Capital Fund, Inc.                                   June 30, 1999

                          Face                                                                                            Percent of
Industries               Amount               Corporate Bonds                               Cost             Value        Net Assets
====================================================================================================================================
Oil -- Integrated    $ 10,000,000   Compania Naviera Perez Companc
                                      S.A.C.F.I.M.F.A., 9% due 1/30/2004               $ 10,125,000      $  9,275,000         0.1%
                       11,500,000   Giant Industries, Inc., 9% due 9/01/2007             11,368,750        10,465,000         0.1
                                    Occidental Petroleum Corp.:
                       18,375,000     6.24% due 11/24/2000                               18,135,306        18,307,196         0.2
                       25,000,000     6.50% due 4/01/2005                                24,658,435        24,129,000         0.2
                       20,000,000   Perez Companc SA, 8.125% due 7/15/2007               19,701,880        17,000,000         0.2
                       10,000,000   Union Oil of California, 6.11% due 2/17/2004         10,000,000         9,713,280         0.1
                       23,250,000   Union Texas Petroleum Holdings, Inc., 6.70%          23,190,070        23,304,963         0.2
                                      due 11/18/2002
                       20,000,000   YPF Sociedad Anonima, 8% due 2/15/2004               18,334,375        19,480,200         0.2
                                                                                       ------------      ------------        ----
                                                                                        135,513,816       131,674,639         1.3
====================================================================================================================================
Oil Field              21,000,000   R & B Falcon Corporation, 6.75% due 4/15/2005        20,491,300        17,640,000         0.2
Equipment
====================================================================================================================================
Paper & Forest                      Boise Cascade Corporation:
Products               10,000,000     7.35% due 10/11/2004                               10,316,700         9,535,700         0.1
                       20,000,000     7.66% due 5/27/2005                                20,000,000        19,161,000         0.2
                       20,000,000   Champion Enterprises Inc., 7.625% due 5/15/2009      19,859,800        19,264,260         0.2
                       25,000,000   Champion International Corp.,
                                      6.65% due 12/15/2037                               25,000,000        24,102,000         0.2
                                                                                       ------------      ------------        ----
                                                                                         75,176,500        72,062,960         0.7
====================================================================================================================================
Real Estate            10,000,000   Franchise Finance Corp. of America, 6.95%
                                      Investment Trusts due 8/29/2007                    10,000,000         8,874,690         0.1
====================================================================================================================================
Telecommunications     10,000,000   Pacific Telecom, Inc., 6.625% due 10/20/2005         10,000,000         9,577,190         0.1
                       20,000,000   Worldcom Inc., 6.40% due 8/15/2005                   20,077,050        19,566,000         0.2
                                                                                       ------------      ------------        ----
                                                                                         30,077,050        29,143,190         0.3
====================================================================================================================================
Tires & Rubber         40,000,000   The Goodyear Tire & Rubber Company, 6.625%
                                      due 12/01/2006                                     39,840,000        38,130,400         0.4
====================================================================================================================================
Transportation         10,000,000   Continental Airlines, 8% due 12/15/2005              10,000,000         9,545,400         0.1
                       27,750,000   Kansas City Southern Industries, Inc.,
                                      7% due 12/15/2025                                  26,709,375        24,211,043         0.2
                                    Northwest Airlines, Inc.:
                       20,000,000     7.625% due 3/15/2005                               19,390,850        18,298,600         0.2
                        5,000,000     7.875% due 3/15/2008                                4,473,700         4,350,050         0.0
                                    Ryder Systems, Inc.:
                        9,000,000     6.30% due 7/21/2003                                 9,000,000         8,706,285         0.1
                       20,000,000     6.50% due 5/15/2005                                19,960,600        19,427,600         0.2
                       17,000,000   Transportacion Maritima Mexicana, SA de CV,
                                      10% due 11/15/2006                                 17,152,730        12,622,500         0.1
                       12,500,000   Union Pacific Corporation, 6.39% due 11/01/2004      12,500,000        12,113,125         0.1
                                                                                       ------------      ------------        ----
                                                                                        119,187,255       109,274,603         1.0
====================================================================================================================================
Travel & Lodging                    Royal Caribbean Cruises Ltd.:
                       10,000,000     7.125% due 9/18/2002                                9,900,050        10,048,900         0.1
                       17,500,000     7.25% due 8/15/2006                                17,549,580        17,289,300         0.2
                                                                                       ------------      ------------        ----
                                                                                         27,449,630        27,338,200         0.3
====================================================================================================================================

Merrill Lynch Capital Fund, Inc.    June 30, 1999

                          Face                                                                                            Percent of
Industries               Amount               Corporate Bonds                               Cost             Value        Net Assets
====================================================================================================================================
Utilities --         $ 33,000,000   Empresa Nacional de Electricidad SA (Endesa),
Electric, Gas &                       7.325% due 2/01/2037                             $   33,065,750    $   30,061,581       0.3%
Water                  23,000,000   Tata Electric Co., 8.50% due 8/19/2017                 21,998,830        18,871,845       0.2
                                                                                       --------------    --------------       ---
                                                                                           55,064,580        48,933,426       0.5
====================================================================================================================================
Yankee Corporates      15,000,000   Enersis SA, 6.60% due 12/01/2026                       14,350,102        14,029,650       0.1
====================================================================================================================================
                                    Total Corporate Bonds                               2,047,214,008     1,977,737,059      18.8
====================================================================================================================================

                                       Collateralized Mortgage Obligations**
====================================================================================================================================
                                    Federal Home Loan Mortgage Corporation:
                        2,617,634     6.50% due 5/15/2008                                   2,501,477         2,599,625       0.0
                        5,000,000     7% due 8/15/2008                                      4,762,500         4,984,350       0.0
                       13,000,000     6% due 2/15/2011                                     12,020,937        12,150,060       0.1
====================================================================================================================================
                                    Total Collateralized Mortgage Obligations              19,284,914        19,734,035       0.1
====================================================================================================================================

                                         Foreign Government Obligations
====================================================================================================================================
                       10,000,000   Province of Mendoza, 10% due 9/04/2007                  9,931,700         6,600,000       0.1
                                    Republic of Argentina:
                       59,500,000     8.75% due 7/10/2002                                  55,708,750        48,492,500       0.5
                        9,300,000     5.938% due 3/31/2005+**                               8,490,900         7,946,850       0.1
                       10,000,000   Republic of Colombia, 7.625% due 2/15/2007              9,046,875         7,537,500       0.1
                       12,500,000   Republic of Guatemala, 8.50% due 8/03/2007             12,563,500        11,284,288       0.1
                       15,000,000   Republic of Panama, 8.25% due 4/22/2008                14,923,200        13,050,000       0.1
                        4,000,000   Republic of Turkey, 12.375% due 6/15/2009               3,957,720         3,885,000       0.0
====================================================================================================================================
                                    Total Foreign Government Obligations                  114,622,645        98,796,138       1.0
====================================================================================================================================

                                           US Government Obligations
====================================================================================================================================
                                    US Treasury Bonds:
                      165,000,000     6.25% due 8/15/2023                                 153,347,266       165,773,850       1.6
                       50,000,000     6% due 2/15/2026                                     52,653,906        48,789,000       0.5
                       60,000,000     5.50% due 8/15/2028                                  55,982,031        54,937,200       0.5
                       35,000,000   US Treasury Inflation Indexed Note,
                                      3.625% due 1/15/2008                                  4,855,937        34,985,410       0.3
                                    US Treasury Notes:
                       10,000,000     5.50% due 5/31/2003                                   9,846,875         9,923,400       0.1
                       50,000,000     4.25% due 11/15/2003                                 48,373,438        47,211,000       0.4
                       50,000,000     6.50% due 5/15/2005                                  54,742,188        51,531,000       0.5
                      560,000,000     5.875% due 11/15/2005                               543,439,919       560,000,000       5.3
                      375,000,000     5.625% due 2/15/2006                                376,241,016       369,375,000       3.5
====================================================================================================================================
                                    Total US Government Obligations                     1,329,482,576     1,342,525,860      12.7
====================================================================================================================================

Merrill Lynch Capital Fund, Inc.                                   June 30, 1999

                          Face                                                                                            Percent of
Industries               Amount             Short-Term Investments                          Cost             Value        Net Assets
====================================================================================================================================
Commercial           $123,508,000   General Electric Capital Corp., 5.75%
Paper***                            due 7/01/1999                                      $  123,508,000    $   123,508,000       1.2%
====================================================================================================================================
                                    Total Short-Term Investments                          123,508,000        123,508,000       1.2
====================================================================================================================================
Total Investments                                                                      $8,023,723,803     10,307,262,990      98.0
                                                                                       ==============
Other Assets Less Liabilities                                                                                206,946,746       2.0
                                                                                                         ---------------     -----
Net Assets                                                                                               $10,514,209,736     100.0%
                                                                                                         ===============     =====
====================================================================================================================================
Net Asset Value:                    Class A -- Based on net assets of $3,696,722,204 and
                                      99,111,477 shares of beneficial
                                      interest outstanding                                               $         37.30
                                                                                                         ===============
                                    Class B -- Based on net assets of $4,664,565,200 and
                                      128,262,111 shares of
                                      beneficial interest outstanding                                    $         36.37
                                                                                                         ===============
                                    Class C -- Based on net assets of $481,713,050 and
                                      13,411,765 shares of beneficial
                                      interest outstanding                                               $         35.92
                                                                                                         ===============
                                    Class D -- Based on net assets of $1,671,209,282 and
                                      44,918,880 shares of beneficial
                                      interest outstanding                                               $         37.21
                                                                                                         ===============
====================================================================================================================================

*     American Depositary Receipts (ADR).
**    Subject to principle paydowns.
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
+ Brady Bonds are securities that have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.

Merrill Lynch Capital Fund, Inc.                                   June 30, 1999

PORTFOLIO INFORMATION

As of June 30, 1999

                                                                     Percent of
Ten Largest Common Stock Holdings                                    Net Assets
The Williams Companies, Inc. .........................................   2.4%
Kansas City Southern Industries, Inc. ................................   2.4
Citigroup Inc. .......................................................   2.4
United Technologies Corporation ......................................   2.0
Motorola, Inc. .......................................................   1.8
Nextel Communications, Inc. (Class A) ................................   1.7
Provident Companies, Inc. ............................................   1.6
Kimberly-Clark Corporation ...........................................   1.6
The Coastal Corporation ..............................................   1.6
Waste Management, Inc. ...............................................   1.5

                                                                     Percent of
Ten Largest Industries                                              *Net Assets*
Insurance .................................................             10.0%
Natural Gas ...............................................              5.1
Banking ...................................................              4.6
Diversified Companies .....................................              4.5
Railroads .................................................              3.7
Wireless Communication --
  Domestic Paging & Cellular ..............................              3.5
Chemicals .................................................              3.4
Leisure/Hotels ............................................              3.4
Food & Beverage ...........................................              3.2
Electrical Equipment ......................................              2.7

*     Based on total holdings in common stocks and bonds.

Common Stock Portfolio Changes for the
Quarter Ended June 30, 1999

Additions

H.J. Heinz Company
Mellon Bank Corporation
Xerox Corporation

Deletions

Avnet, Inc.
CarrAmerica Realty Corporation
Fruit of the Loom, Inc. (Class A)
Novartis AG (Registered Shares)
Sears, Roebuck & Co.
Tenet Healthcare Corporation
Tomkins PLC
YPF Sociedad Anonima (ADR)

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Kurt Schansinger, Senior Vice President and
  Portfolio Manager
Walter Cuje, Vice President
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


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This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Capital Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         10252 -- 6/99

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